Exhibit 99.1
VIAVI ANNOUNCES THIRD QUARTER FISCAL 2020 RESULTS
Third Quarter

•	Net revenue of $256.2 million, down $9.0 million or (3.4)% year-over-year

•	GAAP operating margin of 3.6%, up 60 bps year-over-year

•	Non-GAAP operating margin of 14.8%, up 10 bps year-over-year

•	GAAP EPS from continuing operations of $(0.14), down $0.12 or (600.0)% year-over-year

•	Non-GAAP EPS from continuing operations of $0.14, up $0.01 or 7.7% year-over-year

San Jose, California, May 6, 2020 — VIAVI (NASDAQ: VIAV) today reported results for its third fiscal quarter ended March 28, 2020. Amounts presented below are on a continuing operations basis unless otherwise noted.

Third quarter of fiscal 2020 net revenue was $256.2 million. GAAP net loss was $(32.8) million, or $(0.14) per share. Non-GAAP net income was $32.0 million, or $0.14 per share.

Second quarter of fiscal 2020 net revenue was $313.7 million. GAAP net income was $28.0 million or $0.12 per share. Non-GAAP net income was $55.6 million, or $0.23 per share.

Third quarter of fiscal 2019 net revenue was $265.2 million. GAAP net loss was $(4.8) million, or $(0.02) per share. Non-GAAP net income was $30.0 million, or $0.13 per share.

“Fiscal Q3 2020 revenue came in below our guidance range. The emerging COVID-19 pandemic was the principal driver behind the revenue shortfall. Despite that, through disciplined OPEX management, we managed to deliver the midpoint of our non-GAAP EPS guidance range, at 14 cents per share”, said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.  “The NSE business segment was most impacted by the COVID-19 headwinds, as our customers increasingly went into WFH and lockdown mode of operations and many purchase decisions were either pushed out or put on hold. The OSP business segment, on another hand, saw some late quarter customer order upsides and expedites, coming in above the revenue and non-GAAP operating margin guidance range.”

Khaykin added, “VIAVI has a strong balance sheet with more than $530M in cash and a $300M line of credit. Strong liquidity position combined with many counter-cyclical businesses in our portfolio sets us up well to manage the near-term macroeconomic uncertainty. We remain positive on our long-term growth drivers in 5G Wireless, Fiber and 3D Sensing.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Third Quarter Ended March 28, 2020

	GAAP Results
	Q3	Q2	Q3	Change
	FY 2020	FY 2020	FY 2019	Q/Q	Y/Y
Net revenue	$256.2	$313.7	$265.2	(18.3)%	(3.4)%
Gross margin	57.3%	60.4%	57.9%	(310) bps	(60) bps
Operating margin	3.6%	14.3%	3.0%	(1,070) bps	60 bps
Income from operations	9.1	45.0	7.9	(79.8)%	15.2%
Net (loss) income per share from continuing operations	(0.14)	0.12	(0.02)	(216.7)%	(600.0)%

	Non-GAAP Results
	Q3	Q2	Q3	Change
	FY 2020	FY 2020	FY 2019	Q/Q	Y/Y
Non-GAAP gross margin	61.2%	63.5%	61.3%	(230) bps	(10) bps
Non-GAAP operating margin	14.8%	21.6%	14.7%	(680) bps	10 bps
Non-GAAP income from operations	38.0	67.9	39.0	(44.0)%	(2.6)%
Non-GAAP net earnings per share from continuing operations	0.14	0.23	0.13	(39.1)%	7.7%

	Net Revenue by Segment
	Q3	% of Net	Q2	Q3	Change
	FY 2020	revenue	FY 2020	FY 2019	Q/Q	Y/Y
Network Enablement	$163.9	64.0%	$203.0	$180.5	(19.3)%	(9.2)%
Service Enablement	23.1	9.0%	31.2	24.9	(26.0)%	(7.2)%
Optical Security and Performance Products	69.2	27.0%	79.5	59.8	(13.0)%	15.7%
Total	$256.2	100.0%	$313.7	$265.2	(18.3)%	(3.4)%

•	Americas, Asia-Pacific and EMEA customers represented 34.7%, 29.0% and 36.3%, respectively, of total net revenue for the quarter ended March 28, 2020.

•	As of March 28, 2020, the Company held $537.3 million in total cash, short-term restricted cash and investments.

•
As of March 28, 2020, the Company had $460.0 million aggregate principal amount of 1.00% Senior Convertible Notes and $225.0 million aggregate principal amount of 1.75% Senior Convertible Notes with a total net carrying value of $595.3 million classified as long-term debt.

•	During the fiscal quarter ended March 28, 2020, the Company generated $39.1 million of cash from operations.

•
The Company recorded a GAAP tax charge of $31.6 million for withholding taxes related to the planned repatriation of cash from a foreign subsidiary to further strengthen US cash and liquidity position.

Business Outlook for the Fourth Quarter of Fiscal 2020

Due to macroeconomic and business uncertainty as a result of the COVID-19 global pandemic, we are not providing fiscal fourth quarter 2020 guidance. Fiscal fourth quarter revenue is expected to be sequentially flat to slightly better than fiscal third quarter 2020 driven by seasonal strength in NSE.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on May 6, 2020 in a live webcast, which will also be archived for replay on the Company’s website at https://investor.viavisolutions.com.  The Company will post supplementary slides outlining the Company’s latest financial results on https://investor.viavisolutions.com under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions for communications service providers, enterprises, network equipment manufacturers, government and avionics. We help these customers harness the power of instruments, automation, intelligence and virtualization to Command the network. VIAVI is also a leader in light management solutions for 3D sensing, anti-counterfeiting, consumer electronics, industrial, automotive and defense applications. Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes in the demand for current and new products, technologies, services, delays or unforeseen events in the roll-out of new industry platforms such as 5G or evolving technology such as 3D sensing and customer purchasing delays as they assess or transition to such new technologies and/or architectures, all of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plans, including the plan announced during the first quarter of fiscal 2019 that may cause short-term disruptions; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to natural disasters such as the recent wildfires in Northern California; (k) the uncertain and ongoing impact to our supply chain of tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars” and retaliatory measures between nations; (l) the impact of infectious disease outbreaks, epidemics, and pandemics including the effects of the COVID-19 global pandemic on our financial results, revenues, customer demand, business operations and manufacturing and on the business operations of our customers, contract manufacturers and suppliers; and (m) inherent uncertainty related to global markets, including recessions and tightening liquidity and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	March 28, 2020	March 30, 2019	March 28, 2020	March 30, 2019
Net revenue	$256.2	$265.2	$869.7	$840.6
Cost of revenues	101.4	103.8	334.2	332.9
Amortization of acquired technologies	8.0	7.9	24.8	25.8
Gross profit	146.8	153.5	510.7	481.9
Operating expenses:
Research and development	46.8	48.7	148.6	137.2
Selling, general and administrative	83.6	86.8	263.1	259.7
Amortization of other intangibles	8.9	9.2	26.4	29.4
Restructuring and related (benefits) charges	(1.6)	0.9	(2.2)	16.0
Total operating expenses	137.7	145.6	435.9	442.3
Income from operations	9.1	7.9	74.8	39.6
Interest income and other income, net	5.3	0.9	9.3	4.1
Interest expense	(8.4)	(8.0)	(25.1)	(26.2)
Income before taxes	6.0	0.8	59.0	17.5
Provision for income taxes	38.8	5.6	57.0	22.2
(Loss) income from continuing operations	(32.8)	(4.8)	2.0	(4.7)
Loss from discontinued operations, net of taxes	—	—	—	(2.4)
Net (loss) income	$(32.8)	$(4.8)	$2.0	$(7.1)

(Loss) income per share - basic:
Continuing operations	$(0.14)	$(0.02)	$0.01	$(0.02)
Discontinued operations	—	—	—	(0.01)
Net (loss) income per share - basic:	$(0.14)	$(0.02)	$0.01	$(0.03)

(Loss) income per share - diluted:
Continuing operations	$(0.14)	$(0.02)	$0.01	$(0.02)
Discontinued operations	—	—	—	(0.01)
Net (loss) income per share - diluted	$(0.14)	$(0.02)	$0.01	$(0.03)

Shares used in per share calculations:
Basic	230.0	228.3	229.8	227.9
Diluted	230.0	228.3	236.3	227.9

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	March 28, 2020	June 29, 2019
ASSETS
Current assets:
Cash and cash equivalents	$532.5	$521.5
Short-term investments	1.3	1.5
Restricted cash	3.5	3.5
Accounts receivable, net	235.4	237.7
Inventories, net	87.0	102.7
Prepayments and other current assets	54.3	49.9
Total current assets	914.0	916.8
Property, plant and equipment, net	171.1	179.9
Goodwill, net	376.2	381.1
Intangibles, net	157.7	211.6
Deferred income taxes	104.5	108.4
Other non-current assets	54.7	17.3
Total assets	$1,778.2	$1,815.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$45.2	$63.4
Accrued payroll and related expenses	46.5	58.7
Deferred revenue	55.2	55.3
Accrued expenses	29.4	34.2
Other current liabilities	62.8	72.4
Total current liabilities	239.1	284.0
Long-term debt	595.3	578.8
Other non-current liabilities	266.9	226.5
Total stockholders’ equity	676.9	725.8
Total liabilities and stockholders’ equity	$1,778.2	$1,815.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended March 28, 2020
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$163.9	$23.1	$187.0	$69.2	$—	$256.2

Gross profit	104.3	16.0	120.3	36.4	(9.9)	146.8
Gross margin	63.6%	69.3%	64.3%	52.6%		57.3%

Operating income			13.8	24.2	(28.9)	9.1
Operating margin			7.4%	35.0%		3.6%

	Three Months Ended March 30, 2019
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$180.5	$24.9	$205.4	$59.8	$—	$265.2

Gross profit	115.8	15.9	131.7	30.8	(9.0)	153.5
Gross margin	64.2%	63.9%	64.1%	51.5%		57.9%

Operating income			20.7	18.3	(31.1)	7.9
Operating margin			10.1%	30.6%		3.0%

	Nine Months Ended March 28, 2020
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$565.8	$75.2	$641.0	$228.7	$—	$869.7

Gross profit	367.1	49.4	416.5	123.3	(29.1)	510.7
Gross margin	64.9%	65.7%	65.0%	53.9%		58.7%

Operating income			73.6	85.0	(83.8)	74.8
Operating margin			11.5%	37.2%		8.6%

	Nine Months Ended March 30, 2019
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$540.5	$79.3	$619.8	$220.8	$—	$840.6

Gross profit	344.4	54.5	398.9	112.0	(29.0)	481.9
Gross margin	63.7%	68.7%	64.4%	50.7%		57.3%

Operating income			69.9	76.8	(107.1)	39.6
Operating margin			11.3%	34.8%		4.7%

(1) Other items include charges unrelated to core operating performance primarily consisting of stock-based compensation, amortization of acquisition-related intangibles, restructuring and related charges, changes in fair value of contingent consideration liabilities and other charges unrelated to core operating performance.
The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, changes in fair value of contingent consideration liabilities and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) changes in fair value of contingent consideration liabilities and (vi) other charges unrelated to our core operating performance comprising mainly of acquisition related transaction costs, amortization of acquisition related inventory step-up, integration costs related to acquired entities, litigation and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company eliminates this in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit, one-time tax charge to facilitate repatriation of foreign earnings from prior periods, the impact of US tax reform enacted in December 2017 and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income (loss) and non-GAAP net income (loss) per share. As the Company excludes amortization of certain intangibles assets in calculating non-GAAP gross margin, non-GAAP operating profit or (loss) and non-GAAP income or (loss), the tax benefit resulting from non-tax deductible amortization expense of such intangible assets is also excluded from non-GAAP metrics. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest income and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments, changes in fair value of contingent consideration liabilities arising from prior acquisitions and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a helpful indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Nine Months Ended
	March 28, 2020		March 30, 2019		March 28, 2020		March 30, 2019
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures from continuing operations	$146.8	57.3%	$153.5	57.9%	$510.7	58.7%	$481.9	57.3%
Stock-based compensation	1.2	0.5%	1.1	0.4%	3.2	0.4%	2.8	0.3%
Other charges unrelated to core operating performance	0.7	0.3%	—	—%	1.1	0.1%	0.4	0.1%
Amortization of intangibles	8.0	3.1%	7.9	3.0%	24.8	2.9%	25.8	3.1%
Total related to Cost of Revenue	9.9	3.9%	9.0	3.4%	29.1	3.4%	29.0	3.5%
Non-GAAP measures from continuing operations	$156.7	61.2%	$162.5	61.3%	$539.8	62.1%	$510.9	60.8%

	Three Months Ended				Nine Months Ended
	March 28, 2020		March 30, 2019		March 28, 2020		March 30, 2019
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures from continuing operations	$9.1	3.6%	$7.9	3.0%	$74.8	8.6%	$39.6	4.7%
Stock-based compensation	11.7	4.6%	10.8	4.1%	33.3	3.8%	28.5	3.4%
Change in fair value of contingent liability	—	—%	—	—%	(4.3)	(0.5)%	—	—%
Other charges unrelated to core operating performance (1)	1.9	0.7%	2.3	0.9%	5.8	0.7%	7.4	0.9%
Amortization of intangibles	16.9	6.5%	17.1	6.4%	51.2	5.9%	55.2	6.6%
Restructuring and related (benefits) charges	(1.6)	(0.6)%	0.9	0.3%	(2.2)	(0.3)%	16.0	1.9%
Total related to Cost of Revenue and Operating Expenses	28.9	11.2%	31.1	11.7%	83.8	9.6%	107.1	12.8%
Non-GAAP measures from continuing operations	$38.0	14.8%	$39.0	14.7%	$158.6	18.2%	$146.7	17.5%

	Three Months Ended				Nine Months Ended
	March 28, 2020		March 30, 2019		March 28, 2020		March 30, 2019
	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS
GAAP measures from continuing operations	$(32.8)	$(0.14)	$(4.8)	$(0.02)	$2.0	$0.01	$(4.7)	$(0.02)
Items reconciling GAAP net income and EPS to non-GAAP net income and EPS:
Stock-based compensation	11.7	0.05	10.8	0.05	33.3	0.14	28.5	0.12
Change in fair value of contingent liability	—	—	—	—	(4.3)	(0.02)	—	—
Other charges unrelated to core operating performance (1)	1.9	0.01	2.3	0.01	5.8	0.02	7.8	0.03
Amortization of intangibles	16.9	0.07	17.1	0.07	51.2	0.22	55.2	0.24
Restructuring and related (benefits) charges	(1.6)	(0.01)	0.9	—	(2.2)	(0.01)	16.0	0.07
Non-cash interest expense and other expense	5.2	0.02	4.8	0.02	15.5	0.07	16.3	0.07
Withholding income taxes	31.6	0.13	—	—	31.6	0.13	—	—
Benefit from income taxes	(0.9)	—	(1.1)	—	(2.4)	(0.01)	(3.0)	(0.01)
Total related to net income and EPS	64.8	0.28	34.8	0.15	128.5	0.54	120.8	0.52
Non-GAAP measures from continuing operations	$32.0	$0.14	$30.0	$0.13	$130.5	$0.55	$116.1	$0.50
Shares used in per share calculation for Non-GAAP EPS		234.1		231.3		236.3		230.7
Note: Certain totals may not add due to rounding
(1) Other items include charges unrelated to core operating performance primarily consisted of certain acquisition and integration related changes, transformational initiatives such as, site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	March 28, 2020	March 30, 2019	March 28, 2020	March 30, 2019
GAAP net (loss) income from continuing operations	$(32.8)	$(4.8)	$2.0	$(4.7)
Interest income and other income, net	(5.3)	(0.9)	(9.3)	(4.1)
Interest expense	8.4	8.0	25.1	26.2
Withholding income taxes	31.6	—	31.6	—
Provision for income taxes	7.2	5.6	25.4	22.2
Depreciation	10.3	10.0	30.0	29.7
Amortization	16.9	17.1	51.2	55.2
EBITDA from continuing operations	36.3	35.0	156.0	124.5
Costs related to restructuring and related (benefits) charges	(1.6)	0.9	(2.2)	16.0
Costs related to stock-based compensation	11.7	10.8	33.3	28.5
Change in fair value of contingent liability	—	—	(4.3)	—
Other charges unrelated to core operating performance (1)	1.9	2.3	5.8	7.4
Adjusted EBITDA from continuing operations	$48.3	$49.0	$188.6	$176.4
Note: Certain totals may not add due to rounding
(1) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related charges, transformational initiatives such as site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.